Exhibit 10.15

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”), dated as of November 5, 2016, is made and entered into among SMART Worldwide Holdings, Inc. (as successor in interest to SMART Modular Technologies (Global Holdings), Inc. (f.k.a. SMART Modular Technologies (Global Memory Holdings), Inc.)), a Cayman Islands exempted company (“Holdings’), SMART Modular Technologies (Global), Inc., a Cayman Islands exempted company (the “Parent Borrower”) and the Lenders party hereto and Barclays Bank PLC, as Administrative Agent (the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrowers, Holdings, the Administrative Agent and the other parties named therein are party to that certain Credit Agreement dated as of August 26, 2011, as amended prior to the date hereof (as so amended, the “Credit Agreement”);

WHEREAS, Section 9.02 of the Credit Agreement permits certain provisions of any Loan Document to be amended with the consent of the Parent Borrower and the Required Lenders;

WHEREAS, the Administrative Agent, Holdings, the Parent Borrower and the Required Lenders have agreed to amend the Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE. Amendment. As of the Amendment No. 4 Effective Date (a) the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex A hereto and (b) each of Schedules 6.01, 6.02, 6.04(e) and 6.09 thereto are hereby amended and restated in their entirety as set forth on Annex B hereto.

SECTION TWO. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above (such date, the “Amendment No. 4 Effective Date”) when, and only when,

(a) the Administrative Agent shall have received counterparts of this Amendment executed by the Administrative Agent, each Term Lender, the Required Lenders, Holdings and the Parent Borrower;

(b) the Administrative Agent shall have received for the ratable account of the Term Lenders party hereto, an additional payment equal to $5,000,000, which additional payment shall be payable in the form of additional Term Loans of like aggregate principal amount;

(c) SMART Global Holdings, Inc., a Cayman Islands exempted company or a Subsidiary thereof shall have made a common equity investment of at least $9,900,000 in cash to the Parent Borrower;

(d) 10,402,765 warrants to purchase ordinary shares of SMART Global Holdings, Inc. in the aggregate shall have been earned as of the Amendment No. 4 Effective Date and issued to the Term Lenders in each case pursuant to a Warrant Agreement substantially in the form of Annex C hereto, with each Term Lender receiving its pro rata portion of such warrants based on its pro rata share of the outstanding principal amount of the Term Loan held by such Term Lender as of the Amendment No. 4 Effective Date;

(e) the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the Amendment No. 4 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on the Amendment No. 4 Effective Date or on such earlier date, as the case may be; and

(f) on the Amendment No. 4 Effective Date and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

SECTION THREE. Representations and Warranties. This Amendment been duly authorized by all necessary corporate or other action of each of Holdings and the Borrowers and, if required, action by the holders of each of Holdings’ or each Borrower’s Equity Interests. This Amendment has been duly executed and delivered by each of Holdings and the Borrowers and constitutes a legal, valid and binding obligation of Holdings and the Borrowers, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SMART Global Holdings, Inc. has not issued any preferred Equity Interests.

SECTION FOUR. Reference to and Effect on the Loan Documents. On and after the Amendment No. 4 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The

Loan Documents are and shall continue to be in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall constitute a Loan Document.

SECTION FIVE. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION SIX. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York (without regard to the conflict of law principles thereof to the extent that the application of the laws of another jurisdiction would be required thereby).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

EXECUTED AS A DEED BY

SMART WORLDWIDE HOLDING, INC.

By:	/s/ Iain Mackenzie
Name: Iain Mackenzie
Title: President & CEO

By:	/s/ Bruce Goldberg
Witness
Name: Bruce Goldberg
Title: VP & CLO

SMART MODULAR TECHNOLOGIES (GLOBAL), INC.

By:	/s/ Iain Mackenzie
Name: Iain Mackenzie
Title: Director

By:	/s/ Bruce Goldberg
Witness
Name: Bruce Goldberg
Title: Secretary

[Amendment No. 4 to Credit Agreement]

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Christopher M. Aitkin
Name: Christopher M. Aitkin
Title: Assistant Vice President

[Amendment No. 4 to Credit Agreement]

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

JPMORGAN CHASE BANK, N.A. as a Lender

By:	/s/ Michael Willett
Name: Michael Willett
Title: Authorized Signatory

[Amendment No. 4 to Credit Agreement]

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment

Napier Park Select Master Fund LP. as a Lender

By:	/s/ Jonathan Dorfman
Name: Jonathan Dorfman
Title: Managing Director

By:	/s/ Ram Putcha
Name: Ram Putcha
Title: Managing Director

[Amendment No. 4 to Credit Agreement]

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

Wells Fargo Bank,
as a Lender

By:	/s/ Ben Casey
Name: Ben Casey
Title: V.P.

By:
Name:
Title:

[Amendment No. 4 to Credit Agreement]

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

ALLIANCE BERNSTEIN HIGH INCOME FUND, AB GLOBAL HIGH INCOME FUND, ALLIANCEBERNSTEIN US HIGH YIELD COLLECTIVE TRUST, ALLIANCEBERNSTEIN HY POOLING PORTFOLIO

,
as a Lenders

By:	/s/ Devin Nomellini
Name: Devin Nomellini
Title: Senior Vice President

By:
Name:
Title:

[Amendment No. 4 to Credit Agreement]

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

.
as a Lender
Banco do Brasil 535 Madison Avenue - 34th Fl. New York, NY 10022

By:	/s/ Joao Fruet
Name: Joao Fruet
Title: General Manager

By:	/s/ Reinaldo Lima
Name: Reinaldo Lima
Title: Deputy General Manager

[Amendment No. 4 to Credit Agreement]

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

Barclays Bank PLC, as a Lender

By:	/s/ Keith Baldrey
Name: Keith Baldrey
Title: Authorized Signatory

By:
Name:
Title

[Amendment No. 4 to Credit Agreement]

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

CPPIB Credit Investments III Inc.
as a Lender

By:	/s/ Ryan Selwood
Name: Ryan Selwood
Title: Authorized Signatory

[Amendment No. 4 to Credit Agreement]

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

D-Star Ltd.
as a Lender

By:	/s/ Jonathan Dorfman
Name: Jonathan Dorfman
Title: Managing Director

By:	/s/ Ram Putcha
Name: Ram Putcha
Title: Managing Director

[Amendment No. 4 to Credit Agreement]

The undersigned Lender hereby irrevocably and unconditionally approve the Amendment.

Deutsche Bank AG New York Branch, as a Lender

By:	/s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

[Amendment No. 4 to Credit Agreement]

JFIN REVOLVER CLO 2015 LTD.

By: Jefferies Finance LLC, as Portfolio Manager

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

JEFFERIES FINANCE LLC

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

[Amendment No. 4 to Credit Agreement]

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

Oaktree Value Opportunities Fund Holdings, L.P.

By:	Oaktree Value Opportunities Fund GP, L.P.
Its:	General Partner

By:	Oaktree Value Opportunities Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Robert O’Leary
Name:	Robert O’Leary
Title:	Managing Director

By:	/s/ Brook Hinchman
Name:	Brook Hinchman
Title:	Senior Vice President

Oaktree Opportunities Fund VIII Delaware, L.P.

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Robert O’Leary
Name:	Robert O’Leary
Title:	Authorized Signatory

By:	/s/ Brook Hinchman
Name:	Brook Hinchman
Title:	Authorized Signatory

[Amendment No. 4 to Credit Agreement]

Oaktree Huntington Investment Fund, L.P.

By:	Oaktree Huntington Investment Fund GP, L.P.
Its:	General Partner

By:	Oaktree Huntington Investment Fund GP, Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Robert O’Leary
Name:	Robert O’Leary
Title:	Managing Director

By:	/s/ Brook Hinchman
Name:	Brook Hinchman
Title:	Senior Vice President

Oaktree Opportunities Fund VIII (Parallel 2), L.P.

By:	Oaktree Opportunities Fund VIII GP, L.P.
Its:	General Partner

By:	Oaktree Opportunities Fund VIII GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Robert O’Leary
Name:	Robert O’Leary
Title:	Managing Director

By:	/s/ Brook Hinchman
Name:	Brook Hinchman
Title:	Senior Vice President

[Amendment No. 4 to Credit Agreement]

Oaktree Opportunities Fund VIIIb Delaware, L.P.

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GPI, L.P.
Its:	Managing Member

By:	/s/ Robert O’Leary
Name:	Robert O’Leary
Title:	Authorized Signatory

By:	/s/ Brook Hinchman
Name:	Brook Hinchman
Title:	Authorized Signatory

[Amendment No. 4 to Credit Agreement]

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

SSF Trust,

By: Symphony Asset Management LLC

as a Lender

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CIO

By:
Name:
Title:

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

Nuveen Senior Income Fund,

By: Symphony Asset Management LLC

as a Lender

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CIO

By:
Name:
Title:

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

Nuveen Short Duration Credit Opportunities Fund,

By: Symphony Asset Management LLC

as a Lender

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CIO

By:
Name:
Title:

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

Nuveen Floating Rate Income Opportunity Fund,

By: Symphony Asset Management LLC

as a Lender

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CIO

By:
Name:
Title:

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

Nuveen Floating Rate Income Fund,

By: Symphony Asset Management LLC

as a Lender

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CIO

By:
Name:
Title:

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

Symphony CLO VII, Ltd.,

By: Symphony Asset Management LLC

as a Lender

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CIO

By:
Name:
Title:

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

California Street CLO V, Ltd.,

By: Symphony Asset Management LLC

as a Lender

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CIO

By:
Name:
Title:

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

Symphony CLO IV, Ltd.,

By: Symphony Asset Management LLC

as a Lender

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CIO

By:
Name:
Title:

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

California Street CLO III, Ltd.,

By: Symphony Asset Management LLC

as a Lender

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CIO

By:
Name:
Title:

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

California Street CLO II, Ltd.,

By: Symphony Asset Management LLC

as a Lender

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CIO

By:
Name:
Title:

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

BlueMountain CLO II, Ltd.,
as a Lender

By:	/s/ Ellen Brooks
Name: Ellen Brooks
Title: Operations Analyst

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

BlueMountain CLO III, Ltd.,
as a Lender

By:	/s/ Ellen Brooks
Name: Ellen Brooks
Title: Operations Analyst

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

BlueMountain CLO 2011-1, Ltd.,
as a Lender

By:	/s/ Ellen Brooks
Name: Ellen Brooks
Title: Operations Analyst

Annex A

[See attached]